UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2009

MEXICAN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-28234	76-0493269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1135 EDGEBROOK, HOUSTON, TEXAS 77034-1899
(Address of principal executive offices)                                                                                     (Zip Code)

(Registrant's telephone number, including area code): (713) 943-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                      Amendment to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On May 27, 2009, the Board of Directors of Mexican Restaurants, Inc. (the “Company”) approved an amendment to Article X, Certificates for Shares, Section 10.1 (Certificated and Uncertificated Shares), of the Company’s Bylaws, effective as of such date.  The amended section, which now states that shares of the Company’s capital stock may be issued in either certificated or uncertificated form, provides the Company and its shareholders with the flexibility to take advantage of the Direct Registration System, an electronic book-entry service administered by the Depository Trust Company.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

The following is furnished as Exhibit 99.1 to this Current Report on Form 8-K:

                99.1   Section 10.1 of the Company’s Bylaws, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEXICAN RESTAURANTS, INC.

Date: June 2, 2009	By: /s/ Andrew J. Dennard
Name: Andrew J. Dennard Title: Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Section 10.1 of the Company’s Bylaws, as amended.